Exhibit 99.1

Houston American Energy Corp. Announces Termination of Tamboran Subscription Agreement

Houston, Texas –  July 1, 2016 - Houston American Energy Corp. (NYSE Mkt: HUSA) (herein the “Company”) today announced that it has terminated its stock purchase agreement with Tamboran Resources Limited (herein “Tamboran”).  In February 2016, the Company announced it had signed an agreement to purchase 12.5% of Tamboran subject to certain closing conditions. Those closing conditions were not met by Tamboran and, as a result, the Company has terminated its agreement effective June 30, 2016.

Chief Executive Officer Mr. John Boylan commented, “While we are disappointed that we were unable to consummate our planned investment in Tamboran, with its intriguing early-stage Australian resource play, the reallocation of funds earmarked for that investment is expected to enhance our ongoing pursuit of opportunities offering more immediate potential for creation of shareholder value. As previously announced, we are actively engaged in searching for accretive corporate or asset acquisition opportunities or merger candidates.

Separately, I would note that we are reevaluating our plans regarding our Colombian assets in light of the recent news of the historic peace accord between the Colombian government and the National Liberation Army, also known as FARC.  While the peace accord remains in its early days and there is no assurance as to how that accord will, or will not, impact our assets, we are hopeful that the accord will pave the way for a favorable resolution to our impasse regarding development operations.”

About Houston American Energy Corp.

Based in Houston, Texas, Houston American Energy Corp. is a publicly-traded independent energy company with interests in oil and natural gas wells and prospects. The Company's business strategy includes a property mix of producing and non-producing assets with a focus on Texas, Louisiana, and Colombia.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements as to matters that are not of historic fact are forward-looking statements. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the Company, its industry, its management's beliefs and certain assumptions made by management, and include statements regarding the Company’s ability to successfully redeploy funds in an accretive transaction and to create shareholder value and the resolution of impasses relating to Colombian assets and the ultimate value and/or operating results relating to such assets. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these "forward-looking statements" are identified by words such as "expects," "believes," "anticipates" and similar phrases.

Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks.  Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect the Company’s business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and in other Securities and Exchange Commission filings. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that the Company files periodically with the Securities and Exchange Commission.

For additional information, view the company's website at www.HoustonAmericanEnergy.com or contact the Houston American Energy Corp. at (713) 222-6966.

Source: Houston American Energy